Mirae Asset Discovery Funds

Global Dynamic Bond Fund (the “Fund”)

Supplement dated June 22, 2012 to the Fund’s Prospectus dated February 29, 2012

In order to correct a typographical error in the Fund’s prospectus, all references to the Barclays Capital Global Treasury Majors Index are deleted and replaced with the Barclays Global Treasury Majors Index (USD Hedged).

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE